10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund
High Yield Bond Fund
Security
Aramark Corporation
Advisor
EIMCO
Transaction
 Date
1/18/2007
Cost
"2,400,000"
Offering Purchase
0.13%
Broker
JP Morgan
Underwriting
Syndicate
Members
"Goldman, Sachs & Co"
Citigroup
Barclays Capital
Wachovia Securities

Fund
High Yield Bond Fund
Security
HCA Inc.  9.125%   11/15/14
Advisor
EIMCO
Transaction
 Date
11/10/2006
Cost
"4,850,000"
Offering Purchase
0.09%
Broker
Citigroup
Underwriting
Syndicate
Members
Banc of America
JP Morgan
Merrill Lynch & Co.
Wachovia Securities

Fund
Diversified Bond
Security
"Intuit, Inc."
Advisor
EIMCO
Transaction
 Date
3/7/2007
Cost
"706,848"
Offering Purchase
0.14%
Broker
Morgan Keegen
Underwriting
Syndicate
Members
Banc of America Securities LLC
UBS Investment Bank
BB&T Capital Markets
Wachovia Securities

Fund
Diversified Income Builder Fund
Security
Aramark Corporation
Advisor
EIMCO
Transaction
 Date
1/18/07
Cost
"$375,000"
Offering Purchase
0.02%
Broker
JP Morgan
Underwriting
Syndicate
Members
"Goldman, Sachs & Co"
Citigroup
Barclays Capital
Wachovia Securities

Fund
Diversified Bond
Security
"Westfield Finance Group, LLC"
Advisor
EIMCO
Transaction
 Date
9/21/06
Cost
"1,995,460"
Offering Purchase
0.22%
Broker
Banc of America Secs
Underwriting
Syndicate
Members
Citigroup
Morgan Stanley
Credit Suisse
Wachovia Securities

Fund
Diversified Income Builder Fund
Security
HCA Inc.  9.125%   11/15/14
Advisor
EIMCO
Transaction
 Date
11/10/06
Cost
"$800,000"
Offering Purchase
0.01%
Broker
Citigroup
Underwriting
Syndicate
Members
Banc of America
JP Morgan
Merrill Lynch & Co.
Wachovia Securities

Fund
Diversified Bond
Security
Universal Health Services
Advisor
EIMCO
Transaction
 Date
6/28/06
Cost
"3,000"
Offering Purchase
1.20%
Broker
Banc of America Securities LLC
Underwriting
Syndicate
Members
ABN Amro
Bank of Tokyo Mitsubishi Limited
Calyon New York
PNC Bank
Wachovia Securities Inc